As filed with the Securities and Exchange Commission on April 28, 2015

Registration Nos. 033-33419
811-06130

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N‑4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 41	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 43	[X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Attn: Mark C. Amorosi, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of interest in First Investors Life Variable Annuity Fund C under individual flexible premium deferred variable annuity contracts.

First Choice An Individual Flexible Premium Deferred Variable Annuity Contract
Offered by First Investors Life Insurance Company through First Investors Separate Account C
First Investors Life Insurance Company
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) offered by First Investors Life Insurance Company (“First Investors Life”, “We”, “Us” or “Our”). The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract’s Accumulation Value.
When You purchase a Contract, You allocate Your purchase payments (less certain applicable charges) to one or more “Subaccounts” of Separate Account C or to the Fixed Account. Each of the Subaccounts invests in a corresponding “Fund” of the First Investors Life Series Funds (“Life Series Funds”). A copy of the prospectus for the Life Series Funds is attached. The Contract requires a minimum initial investment of $5,000.
The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money invested in the Subaccounts. We credit interest to amounts You allocate to the Fixed Account.
Please read this prospectus and keep it for future reference. It contains important information that You should know before buying or taking action under a Contract, including all material benefits, features, rights, and obligations under a Contract. We filed a Statement of Additional Information (“SAI”), dated May 1, 2015 with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus. You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.firstinvestors.com. You also can obtain electronic copies of Our documents, including reports and SAIs, from the EDGAR database on the SEC’s website at http://www.sec.gov.
The SEC has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is May 1, 2015.

CONTENTS

FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	3
OVERVIEW OF THE CONTRACT	6
Summary of Risks and Rewards of the Contract	6
How the Contract Works	7
Who We Are and How to Contact Us	8
THE CONTRACT IN DETAIL	11
Application and Purchase Payments	11
Allocation of Purchase Payments	11
Reallocations Among Subaccounts	11
What Are Our Policies on Frequent Reallocations Among Subaccounts?	12
What Are the Risks to Contractowners of Frequent Reallocations?	12
The Accumulation Phase	13
The Annuity Income Period	18
Your Right To Cancel The Contract	21
FINANCIAL INFORMATION	22
Calculating Values	22
Contract Expenses	22
Other Charges	23
Federal Tax Information	23
OTHER INFORMATION	28
Voting Rights	28
Processing Transactions	28
Reservation of Rights	29
State Variations	29
Distribution of the Contract	29
Reports	30
Financial Statements	30
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	31
First Investors Life does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.
The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached Life Series Funds prospectus or any supplements thereto, or in any supplemental sales material We authorize.

GLOSSARY OF SPECIAL TERMS

Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.
Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account C before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value in each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.
Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments. Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.
Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Beneficiary – The person or entity that is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.
Contract – An individual flexible premium deferred variable annuity contract offered by this prospectus.
Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract. Unless otherwise specified, the term also includes any Joint Contractowners.
Contract Anniversary – The same month and day each subsequent year from the Contract’s Effective Date.
Contract Year (and Contract Month and Contract Quarter) – A one-year period of time initially as measured from the Contract’s Effective Date and then as measured from the Contract’s Anniversary after the first Contract Year. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.
Effective Date – The date the Contract is issued by First Investors Life.
Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”
Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.
General Account – All assets of First Investors Life other than those allocated to Separate Account C and other segregated investment accounts of First Investors Life.
Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate (“Administrative Office”) that contains all information required by Us to process the transaction.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended.
Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
Maturity Date – The date on which annuity payments begin.
Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.

Payee – The person designated as the “Payee” in the Contract, and who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.
Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).
Separate Account C – The segregated investment account entitled “First Investors Life Variable Annuity Fund C”, established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).
Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the Life Series Funds. The assets of a Subaccount are invested in shares of the corresponding Fund of the Life Series Funds.
Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.
Valuation Date – Any date on which the New York Stock Exchange is open for trading.
Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.
Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the annuity income period based on the net investment experience of the Subaccounts.
We (Us and Our) – First Investors Life.
You (and Your) – An actual or prospective Contractowner who is reading this prospectus.

FEES AND EXPENSES
The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.
The first table describes the fees and expenses that You will pay if You surrender the Contract.
Contractowner Transaction Expenses
Maximum Surrender Charge
(as a percentage of Purchase Payment surrendered)*	8.00%
* The surrender charge percentage that applies to a Purchase Payment decreases one percentage point each year after receipt of the Purchase Payment so that there is no surrender charge after eight years. Each year You may surrender up to 10% of total Purchase Payments without a surrender charge. For purposes of computing the surrender charge, Accumulation Units are considered to be in the order in which they were purchased (i.e. first-in, first-out). For more information concerning surrender charges, see “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender Charges.”
The next table describes the maximum fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.
Maximum Annual Contract Charge	$50.00**
Separate Account Annual Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
** The annual contract charge is made during the Accumulation Phase only. The maximum annual contract charge that We may deduct from the Accumulation Value in any Contract Year is $50. The current annual contract charge that We deduct from the Accumulation Value is $35, which is guaranteed for the first 10 Contract Years. For more complete descriptions of the charges and expenses shown, please refer to “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender Charge, Mortality and Expense Risk Charge, and Other Charges.”
The next table shows the Funds’ minimum and maximum total annual operating expenses that You may pay indirectly during the time that You own the Contract. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Funds.
Total Annual Fund Operating Expenses
	Minimum	Maximum[1]
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.62%

1. The maximum total annual fund operating expenses have been restated to reflect current operating expenses.
The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract charges, Separate Account annual expenses, and operating expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$945	$1,414	$1,910	$3,454
Minimum Cost	$861	$1,160	$1,484	$2,595
If You annuitize or do not surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$315	$964	$1,640	$3,454
Minimum Cost	$231	$710	$1,214	$2,595
You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION
This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 11 fiscal years (or the life of the Subaccount, if less). For years 2010 and later, the number of Accumulation Units shown below pertain to Contracts offered under this prospectus.
Effective May 1, 2015, the Real Estate Fund was added as a Subaccount of Separate Account C, and thus has no prior historical Accumulation Unit values or Accumulation Units outstanding. Such information will be included when this Subaccount has historical performance to report.

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Cash Management Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	14.641 14.850 15.343 15.893 16.054 15.921 15.763 15.606 15.450 15.296 15.144	241,012.6 182,146.8 193,491.2 518,520.1 376,675.7 303,014.8 50,542.9 121,321.9 154,725.9 67,975.1 130,213.4
Equity Income Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	17.956 18.859 22.673 22.299 15.585 18.675 21.138 21.248 23.392 30.229 32.399	1,972,594.1 1,899,062.7 1,710,351.1 1,577,727.6 1,377,531.8 1,184,140.4 24,116.1 75,548.0 157,712.6 212,248.1 275,981.7
Fund For Income Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	32.251 32.061 34.842 34.860 25.589 34.240 38.547 40.322 45.313 47.947 47.846	683,685.6 631,781.4 535,648.1 482,188.2 413,012.8 374,655.5 12,844.3 63,567.2 127,803.2 207,329.5 241,684.2
Limited Duration High Quality Bond Fund Subaccount**	December 31, 2014	9.691	67,060.8

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Government Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	19.287 19.579 20.121 21.225 22.471 23.199 24.075 25.125 25.359 24.485 25.003	635,482.9 585,087.8 529,973.1 514,817.5 514,512.9 493,703.6 24,193.1 63,946.3 138,962.0 165,716.7 174,561.8
Growth & Income Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	44.498 47.227 53.468 53.985 34.625 43.894 50.493 51.173 59.506 81.335 86.682	2,306,271.9 2,079,072.7 1,821,672.0 1,626,474.0 1,401,403.1 1,216,234.8 17,550.9 104,387.5 188,541.7 235,599.1 266,359.3
International Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	26.499 28.654 36.252 43.425 24.983 30.482 34.238 34.115 40.816 43.146 43.736	1,353,502.7 1,207,617.0 1,081,518.6 1,010,952.9 888,496.3 782,978.8 9,986.9 56,696.9 101,766.8 152,054.4 178,076.3
Investment Grade Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	21.137 21.201 21.828 22.803 19.957 23.896 25.849 27.185 29.938 29.403 30.815	938,241.9 880,520.1 758,876.0 738,222.8 655,153.9 618,028.3 20,550.9 99,796.7 208,916.0 278,719.2 312,281.0
Opportunity Subaccount*	December 31, 2012 December 31, 2013 December 31, 2014	10.056 13.935 14.587	0.0 219,904.0 380,034.9

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Select Growth Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	8.018 8.378 9.080 10.016 5.804 6.315 7.572 7.890 8.851 11.667 13.114	428,049.7 368,155.3 303,144.2 271,525.5 326,913.1 320,182.6 30,458.8 197,598.1 365,865.1 482,101.1 548.391.4
Special Situations Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	39.060 40.658 49.314 52.055 34.401 44.537 55.810 56.494 61.529 79.728 83.905	1,233,285.0 1,098,894.8 960,282.3 856,791.0 732,305.6 653,636.4 9,350.9 54,747.6 100,498.6 121,559.2 138,060.8
Target Maturity 2015 Subaccount	December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014	15.704 16.231 16.367 17.776 20.162 19.518 20.982 22.256 22.219 21.955 21.742	333,577.9 328,561.4 326,719.7 376,024.8 361,598.5 330,511.9 7,036.6 25,749.3 42,260.4 45,379.0 44,249.8
Total Return Subaccount*	December 31, 2012 December 31, 2013 December 31, 2014	9.926 11.500 12.065	0.0 211,595.9 442,617.8
*The inception date for the Opportunity Subaccount and the Total Return Subaccount was December 17, 2012. The Accumulation Unit values for each of these Subaccounts initially was set at $10.00 on December 17, 2012.
** The inception date for the Limited Duration High Quality Bond Fund Subaccount was July 1, 2014. The Accumulation Unit value for this Subaccount initially was set at $10.00 on July 1, 2014.

OVERVIEW OF THE CONTRACT

This overview highlights some basic information about the Contract offered by First Investors Life in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.
SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:
Investment Diversification There are fourteen (14) Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the Life Series Funds.
Income Tax Deferral You defer payment of federal income tax on any income and gains until You access Your money through surrenders or one of Our annuity pay-out options. This gives Your money the potential to grow faster.
Asset Reallocation You can also reallocate Your accumulated assets among the Subaccounts and the Fixed Account, as Your circumstances change, without incurring current federal income tax.
No Income or Contribution Limitations There are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”) including Roth IRAs or 401(k) plans – that restrict the amount that You can invest. You control how much You invest for Your retirement so long as You meet Our minimum investment requirements and when and how often You wish to add to Your Contract.
Minimum Guaranteed Death Benefit We guarantee a minimum death benefit if the Annuitant dies during the Accumulation Phase, which protects Your principal from market declines if You die.
Guaranteed Annuity Income You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.
There are several risk factors that You should consider:
Investment Risk You bear all of the investment risk of the Funds that correspond to the Subaccounts You select, which means You could lose money.
Fees and Charges An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.
Internal Revenue Service (“IRS”) Penalty Because a 10% federal tax penalty is generally imposed on the taxable portion of surrenders prior to age 59½, You should not invest in the Contract if You have short-term investment objectives that would require You to liquidate all or a portion of the Contract prior to reaching age 59½.
Holding Period A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.
Be Careful With Your IRA A tax-deferred accrual feature is already provided by any tax-qualified arrangement, such as an IRA or 401(k) Plan. Therefore, You should have reasons other than tax deferral, such as the additional benefits described in this prospectus, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.
Surrender Charges There is a maximum 8% surrender charge that decreases annually during the eight years following receipt of a Purchase Payment. You should therefore invest in a Contract only if You have a long-term investment horizon.
Taxation of Surrenders A partial or total surrender of a Contract is taxed for federal income tax purposes as ordinary income to the extent that the Accumulation Value exceeds Your Investment in the Contract (i.e., on an “income first” basis).
Taxation of Death Benefits The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You for federal income tax purposes. The amount of the death benefit on a life insurance policy passes income-tax free (though not necessarily estate tax free) to the Beneficiary; an annuity death benefit does not.
General Account Risk The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Contract Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Contract Value are subject to Our financial strength and claims-paying ability.
HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Phase and an annuity income period. During the Accumulation Phase, earnings on Your investment accumulate on a tax-deferred basis. The annuity income period begins when You convert from the Accumulation Phase by agreeing that the Payee will start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options.
The Contract is a “variable” annuity because Your Subaccount Accumulation Values during the Accumulation Phase and the amount of Your Variable Annuity Payments during the annuity income period fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Subaccount Accumulation Values in Your Contract and Your Variable Annuity Payments may increase or decrease. Subject to certain limitations, You are permitted to allocate Your Purchase Payments to 14 available Subaccounts We offer under the Contract, as long as each allocation is at least 1% of the Purchase Payment. You also may allocate Purchase Payments to the Fixed Account, as described below. Subject to certain limitations, You may reallocate Your Accumulation Value or, after the commencement of Variable Annuity Payments, the value allocated to the Subaccounts upon which the amount of the Variable Annuity Payments are based.
The Contract provides a guaranteed death benefit that is payable to the Beneficiary if the Annuitant dies during the Accumulation Phase. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders, or (ii) the Accumulation Value. Upon the death of a Contractowner who is not also the Annuitant, We will pay only the Accumulation Value to the Beneficiary. We pay the death benefit when We receive both proof of death and appropriate instructions for payment. The death benefit is reduced by the amount of any surrenders, see “The Accumulation Phase: Death Benefits Before Commencement of Annuity Payments” for details. You may surrender a portion or all of the Accumulation Value during the Accumulation Phase.

WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962.We write life insurance and annuities.
First Investors Life is part of First Investors Consolidated Corporation (“FICC”), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation (“FIC”), the distributor of the Contracts; First Investors Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent for the Life Series Funds.
For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at 1 800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at 1 732-855-5935.
You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account C
First Investors Life Variable Annuity Fund C was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.
We segregate the assets of Separate Account C from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account C. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account C. We credit to, or charge against, the Subaccounts of Separate Account C realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.
Each Subaccount invests its assets in a corresponding Fund of the Life Series Funds at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.
The Fixed Account
The Fixed Account is not part of Separate Account C. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in

Separate Account C or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for contracts issued since 2013). This rate is subject to redetermination annually as described below.
On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.
We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.
The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account.
The Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 14 separate Funds, all of which are available to Contractowners. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by First Investors Life or by other insurance companies. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201, to serve as the subadviser of the Select Growth Fund, Vontobel Asset Management, Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 to serve as subadviser for the Fund For Income.

The following table includes the investment objective for each available Fund. There is no guarantee that any of the Funds will achieve its stated objective(s). There is a Subaccount with the same name as its corresponding underlying Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully. The investment objective, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing.
Fund	Investment Objective

Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund For Income	High current income.
Limited Duration High Quality Bond Fund	Current income consistent with low volatility of principal.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Target Maturity 2015 Fund*	A predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with preservation of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.
* The Target Maturity 2015 Fund will mature and terminate at the end of the year 2015. The Target Maturity 2015 Fund is no longer accepting investments effective May 1, 2015, except for additional investments for Contractowners who have previously selected the Target Maturity 2015 Subaccount as an investment option.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS
We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction. Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.
Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will not accept for a purchase of a First Choice Variable Contract the proceeds from a surrender of one of Our other variable annuities. We do not limit the maximum amount of Purchase Payments under a Contract. However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to additional review by First Investors Life. We reserve the right to reject such payments.
Your Purchase Payments allocated to the Subaccounts buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order. We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date’s values.
ALLOCATION OF PURCHASE PAYMENTS
When You purchase a Contract You select the percentage allocation of Your Purchase Payment to the Subaccounts and the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;
2.	Allocation percentages must add to 100%; and
3.	The allocation percentage for the Fixed Account may not exceed 50%.
On the Effective Date of Your Contract, the portion of the initial Purchase Payment You designated for the Subaccounts will be allocated to the Cash Management Subaccount for 20 days. On the 21st day, the Subaccount Accumulation Value in the Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the Effective Date. If that day is not a business day, then the reallocation will occur as of the end of the next business day. The portion of the initial Purchase Payment You designated for the Fixed Account will be allocated to the Fixed Account upon issuance of the Contract.
A change in the allocation percentages for future additional Purchase Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.
REALLOCATIONS AMONG SUBACCOUNTS
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account,

through a transfer of Accumulation Value by written notice, telephone, participation in Our Systematic Transfer Option, or participation in Our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. As described in the Life Series Funds prospectus, the Board of Trustees of the Life Series Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds, other than the Cash Management Fund, and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy. We also reserve the right to limit or conditionally transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account C’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account C.
In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by facsimile or e-mail. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders. In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE ACCUMULATION PHASE
Determining Your Accumulation Value
The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.
Fixed Account Accumulation Value
On the Contract’s Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account. The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:
1.	any additional Purchase Payments allocated to the Fixed Account;

2.	any transfers into the Fixed Account; and

3.	interest accrued on the Fixed Account Accumulation Value;

less the sum of the values of the following transactions that have occurred since the previous day;

1.	any transfers out of the Fixed Account;

2.	any partial surrenders allocated to the Fixed Account; and

3.	if due subsequent to the previous day, the portion of the annual Contract charge for the current Contract Year allocated to the Fixed Account.

Subaccount Accumulation Value
The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value. Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.” The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.
Accumulation Unit values are determined as of the end of each Valuation Date. The Accumulation Unit values that apply to a Contract Transaction made on a Valuation Date are the unit values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Valuation Date, it is processed based on the value of Accumulation Units as of the end of the next Valuation Date. The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where

(a)
is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes charged by Us;

(b)	is the net asset value per share of the Fund on the previous Valuation Date; and

(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request, or by calling 1(800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:
1.	25% of the Fixed Account Accumulation Value;

2.	The amount of the most recent transfer out of the Fixed Account during the prior 15 months; or

3.	$1,000.
Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the Maximum Fixed Account Allocation Percentage specified in the Contract schedule. Transfer requests that do not comply with these limitations will be rejected.
A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Valuation Date We receive them in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.
Telephone Transfer Option
You may make transfers of Accumulation Value as described above by telephone by calling 1(800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating accounts(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.
The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a)	is equal to:

1.	the allocation percentage You have specified for the Subaccount; divided by
2.	the sum of the allocation percentages for all such Subaccounts; and,

(b)	is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Death Benefits Before Commencement of Annuity Payments
If You die before the Maturity Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.
Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death. We calculate the proportional reduction in Your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your

Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.
Upon the death of the Contractowner who is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.

The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase.
Death Benefit
Effective Date	Your Initial Purchase Payment and Death Benefit is	$100,000
End of First Contract Year	Assume Your Accumulation Value grows to: Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($104,340) and is equal to:	$104,340 $104,340
Seventh Contract Anniversary	Assume Your Accumulation Value grows to: Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($132,023) and is equal to:	$132,023 $132,023
End of Tenth Contract Year

Assume Your Accumulation Value declines to:

You then decide to partially surrender:
The proportion Your partial surrender represents of the
Accumulation Value, which is the partial surrender amount ($25,000)
Divided by the Accumulation Value ($71,643) which is:
Your Accumulation Value and Purchase Payment(s) are both
reduced by 34.90%

Thus, after the surrender:
Your Accumulation Value is:
Your Purchase Payment is:
Your Death Benefit is equal to the greater of these amounts:
$71,643 $25,000 34.90% $46,643 $65,100 $65,100
End of Eleventh Contract Year	Assume Your Accumulation Value declines to: Your Death Benefit is equal to the greater of Your Purchase Payment ($65,100) or Your Accumulation Value ($51,483):	$51,483 $65,100

This example assumes that a partial surrender is taken during the tenth Contract year but does not account for any tax consequences.

Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.
Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions:
If the Beneficiary elects to continue the Contract and is not the deceased Contractowner’s spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.
If the Beneficiary is the deceased Contractowner’s spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.
If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the Contractowner’s death. This is necessary to receive federal tax treatment of annuity payments rather than the federal death benefit being treated for tax purposes as a lump sum distribution in the year of the death.
Partial and Full Surrenders During the Accumulation Phase
You may make a partial or full surrender of Your Contract at any time during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units.
We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except that We may defer payment of amounts surrendered for any period during which:
■  the NYSE is closed for trading or trading is restricted on the NYSE;
■  an emergency exists as a result of which disposal of securities held in Separate Account C is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account C’s net assets; or
■  the SEC by order permits Us to defer payments for the protection of Contractowners.
In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will pay You interest on the amounts surrendered, as specified in the Contract. In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE ANNUITY INCOME PERIOD
The Maturity Date
Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date. However, the Maturity Date may not be within the first Contract Year or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.
The Amounts of Your Annuity Payments
Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date. In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.
After the Maturity Date, We allow no surrenders or changes among annuity payment options; in the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE ANNUITY INCOME PERIOD – Transfer of Annuity Value.” If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.
The material factors that determine the level of Your annuity benefits are:
■	Your Accumulation Value as of the initial determination date;

■	the annuity payment option You select;

■	the frequency and duration of annuity payments;

■	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and

■	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return (“AIR”) that You select.

Variable Annuity Payments
Variable Annuity Payments vary as to dollar amount through the annuity income period based on the investment results of the Subaccounts You select and the AIR that You choose. The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation. The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return of the Subaccounts equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.
Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the

Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent. On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment. Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.
We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.
Annuity Unit Value
The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period. The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.
Transfer of Annuity Value
Twice each year, after a Variable Annuity Payment option has commenced, You may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which We will use to purchase Annuity Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount. Your request for transfer may be in writing, received in Our offices in Good Order or by telephone. We will not accept a request for transfer of annuity value by facsimile or email. We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.
Fixed Annuity Payments
Fixed Annuity Payments are a constant dollar amount throughout the annuity income period. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.
Annuity Payment Options
The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis. Payments can be received on a monthly, quarterly, semi-annual or annual basis.

Option 1–Single Life Annuity. (Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.
Option 2a–Joint and Survivor Life Annuity. (Available on either a variable or a fixed basis or both). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.
Option 2b–Joint and Two-Thirds to Survivor Life Annuity. (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Option 2c–Joint and One-Half to Survivor Life Annuity. (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.
Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years. (Available on either a variable or a fixed basis or both). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will continue to pay the Beneficiary’s estate the remaining guaranteed payments.
Option 4–Refund Life Annuity. (Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will continue to the Beneficiary until the total of all payments made equal such Accumulation Value.
Death after Commencement of Annuity Payments
If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.
Death of Contractowner
If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving Contractowner, if any, or to the Beneficiary.

Death of Annuitant
If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract. Any remaining annuity payments will be paid to the Beneficiary.
YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel Your Contract (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement Contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. (We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.)

FINANCIAL INFORMATION

CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account C for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.
CONTRACT EXPENSES
Surrender Charges
We assess a surrender charge when You surrender the Contract, in full or in part, except as described below. The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases each year as shown in the following table:
Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
Less than 1	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%
The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. You will not be charged a surrender charge on partial surrenders during any Contract year up to the annual Free Surrender amount (discussed below) of 10% of purchase payments. You will be subject to a surrender charge on any excess over this amount at the applicable surrender charge percentage in the table. In calculating such a surrender charge, we will assume that the excess amount which you are withdrawing is coming first from purchase payments (which are subject to the applicable surrender charge) and then from any Accumulation Value other than purchase payments (which is not subject to any surrender charge). If you have made purchase payments at different times, your purchase payments will be treated as being withdrawn in the order that we have received them (i.e., first-in, first-out).
Each Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”). This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.
Mortality and Expense Risk Charge
We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live.  We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death of the Annuitant during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.
We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us for any business purpose, including the payment of expenses of distributing the Contract.
OTHER CHARGES
Annual Contract Charge
We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only. The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.
Premium Tax Charge
Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.
We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.
Fund Expenses
The Funds also take deductions from, and pay expenses out of, their own assets. Further information about these charges is available in the attached prospectus for the Life Series Funds.
FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.
Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or a traditional or Roth IRA. The following discussion does not apply to a Contract that has been purchased as part of a qualified retirement plan or IRA (a “qualified Contract”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred. Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains. Generally, these earnings and gains are taxed when You receive them from the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.
When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for tax purposes. This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.
Purchase Payments
Your Purchase Payments are not deductible from Your gross income for federal income tax purposes.
Increases in Accumulation Value
Generally, You pay no federal income tax on increases in Your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.
Annuity Payments
Once annuity payments begin, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion will be a nontaxable recovery of Your Investment in the Contract. Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
For Fixed Annuity Payments, the tax-free portion of each payment is determined by:
■  dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and
■  multiplying the result by the amount of the payment.
For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.
The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered Investment in the Contract.
Surrenders
Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:
■  a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis); and
■  a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59½ subject to certain exceptions.
The 10% federal tax penalty is generally not imposed on surrenders that are:
■  made on or after the death of a Contractowner;
■  attributable to the taxpayer’s becoming disabled; or
■  made as part of a series of substantially equal periodic payments not less frequently than annually for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary. If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 591/2 or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.
If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss. For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.
Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient’s income as follows:
■  if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
■  if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.
The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special tax deduction for a portion of the federal estate tax attributable to the death benefit.
Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for federal income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences.
Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”
For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non‑periodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.
You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld. The Internal Revenue

Code generally requires Us to report all payments to the IRS.
Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account C. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account C in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account C. We may assess Separate Account C for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account C in the future, they could reduce the net investment performances of the Subaccounts.
In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors their investment portfolios to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be taxed on the earnings and gains of the Subaccount unless Your Contract was held in a qualified plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.
Each of the Life Series Funds that is available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account C for tax purposes, which would result in the current taxation of the income and gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS
Because the Life Series Funds is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:
■  shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;
■  shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■  shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:
■  in the Accumulation Phase, We divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and
■  in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.
We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Life Series Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount. The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.
PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Valuation Date on which We receive them, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.
RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account C or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.
For example, We may:
■  operate Separate Account C in any form permitted by law;
■  add, delete, combine, or modify Subaccounts of Separate Account C;
■  add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;
■  amend or obtain and continue any exemptions under the Contract if required to comply with the Internal Revenue Code or any other applicable federal or state law; or
■  make any necessary technical changes in the Contract in order to conform with any of the above actions.
STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. Your actual Contract, with any endorsements, amendments and riders, is the controlling document. We have the right to change the Contract to meet applicable state laws or regulations.  We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.

DISTRIBUTION OF THE CONTRACT
The Contract is distributed through First Investors Corporation (“FIC”), which is one of Our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority (“FINRA”). FIC’s executive offices are located at 40 Wall Street, New York, NY 10005.
The Contract is offered to the public through registered representatives of FIC and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FIC as the underwriter. These Selling Firms may be affiliated with Us. We pay FIC a commission of 5.868% of the Purchase Payments made under the Contract. FIC pays commissions to the Selling Firms for their sales of the Contract according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FIC pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program. Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy. We reserve the right to sell the Contracts directly or to enter into selling agreements with other qualified affiliated or unaffiliated registered broker-dealers.
In addition, in an effort to promote the sale of Our products, We and FIC may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates. These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products. We and FIC also may compensate third-party vendors for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FIC may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
REPORTS
Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law. In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.
If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The Financial Statements of First Investors Life and for Separate Account C are in the SAI.

SEC file numbers:
Separate Account C: 033-33419/811-06130

To: First Investors Life Insurance Company Raritan Plaza 1 Edison, New Jersey 08837

Request for Statement of Additional Information
I would like to receive a current copy of the following: (check all appropriate boxes below)
☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C).

☐ The Statement of Additional Information for First Investors Life Series Funds.

From:
(name)

Contract number:
Address:

Phone number:

☐ Check if this is a change of address.

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FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C (“Separate Account C”), which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 832-7783 or by visiting our website at www.firstinvestors.com. Separate Account C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” with prospectus dated May 1, 2015 and an individual variable annuity contract called the “First Choice” with prospectus dated May 1, 2015.

The terms in this SAI have the same meaning as in the prospectuses.

GENERAL DESCRIPTION

First Investors Life Insurance Company. First Investors Life Insurance Company, 40 Wall Street, New York, New York 10005 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp. (“ADM”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIL and FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary ADM since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Craig D. Cloyed	Director	Director FIL and FICC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FIL, FIC, ADM and FICC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer First Investors Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Anthony M. Garcia	Director
President and Chief Executive Officer Foresters since 2014; Director Forester Life Limited since 2014; Director Forester Holdings (Europe) Limited since 2014; Director Forester Fund Management Limited since 2014; Chairman and Director FICC since 2014; Director FIL since 2014; President Western & Southern Agency Group 2012-2014; and President and Chief Executive Officer TIAA-CREF Life Insurance Company 2009-2012.

Steven Guterman	Director	Director FIL and FICC since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010.
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Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.
William M. Lipkus	Chairman and Director
President, First Investors Family of Funds, since June 2014;
Chief Executive Officer, President and Director since 2012, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1997-2013 of FICC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, and Chief Financial Officer 1998-2013 of FIMCO; Chairman since 2012, Director since 2011, Chief Administrative Officer 2012-2014, Treasurer 1999-2013 and Chief Financial Officer 1998-2013 of FIC; Chairman since 2012, Director since 2007, Chief Administrative Officer 2012-2014, Treasurer and Chief Financial Officer 1998-2013 of Administrative Data Management Corp.; Chairman and Director since 2012, Chief Administrative Officer 2012-2014, Vice President 1996-2014, Treasurer and Chief Financial Officer 1996-2013 of FIL; and Chairman and Member of Board of Managers and Investment Committee Member since 2012, Chief Financial Officer 2012-2013 of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director Foresters Life Insurance Company since 2013; Director FIL and FICC since 2011; Director Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL and FICC since 2012; Managing Director Golden Seeds, LLC since 2005 .
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President since 2011and Assistant Vice President 2006-2011 of FIL.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003; and Member of Board of Managers, First Investors Advisory Services, LLC since 2012.

Separate Account Assets. Separate Account C was established on December 21, 1989 under the provisions of the New York Insurance Law. Separate Account C’s assets are segregated from the assets of First Investors Life, and that portion of Separate Account C’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.
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SERVICES

Custodian. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C. We maintain the records and accounts of Separate Account C.

Independent Registered Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account C and First Investors Life Insurance Company.

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, was the independent accountant for Separate Account C and First Investors Life Insurance Company for the year 2010.

Underwriter. First Investors Life and Separate Account C have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005. For the fiscal years ended December 31, 2012, 2013 and 2014, FIC received underwriting commissions with respect to Separate Account C of $1,617,444, $1,504,301 and $1,396,351 respectively, in connection with the distribution of the contracts in a continuous offering.

First Investors Life anticipates continuing to offer new First Choice contracts, but reserves the right to discontinue this offering. New Tax Tamer I contracts are not currently being offered for sale. Existing Tax Tamer I Contractowners may, however, continue to make additional premium payments to their existing contracts.

The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or by other broker‑dealers who have selling agreements with the Underwriter.

VALUATION

Value of an Accumulation Unit. For each Subaccount of Separate Account C, the value of an Accumulation Unit initially was set arbitrarily at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex‑dividend” date occurs during the current Valuation Period,

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

4

(c)
is a factor representing the charges deducted for mortality and expense risks. For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account. The First Choice Contract also allows Contractowners to allocate value to the Fixed Account. The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value. The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit. For each Subaccount of Separate Account C, the value of an Annuity Unit initially was set arbitrarily at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts. (For an illustration of this calculation, see Appendix III, Example A.)

Amount of Annuity Payments. When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice contracts) by the number of Accumulation Units owned. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value. For First Choice contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value. The resultant value is then applied to the Annuity Tables set forth in the contract to determine the amount of the first monthly annuity payment. The contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice contracts. For First Choice contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.
5

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice contract) per year built into the Annuity Tables in the contract.

OTHER INFORMATION

Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

In addition, for the First Choice contract, First Investors Life may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners. First Investors Life will mail to each Contractowner, at the last known address of record at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of the Life Series Funds will be mailed to each Contractowner.

Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its home office.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of each Separate Account’s Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First
6

Investors Life’s ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.
7

APPENDICES

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account C

Net Investment Factor =	A + B	- D
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current
	Valuation Period.
	Assume	=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume	=	0
C =	The Net Asset Value of a Fund share as of the end of the immediately
	preceding Valuation Period.
	Assume	=	$8.39000000
D =	The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
	On a daily basis	=	.00002740

Then, the Net Investment Factor =	8.51000000 + 0 -	.00002740	=	1.01427534
8.39000000

EXAMPLE B

Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account C

Accumulation Unit Value = A x B
Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation
	Period.
	Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534		=	1.48417653

8

APPENDIX II

EXAMPLE A

Formula and Illustration for Determining
Death Benefit Payable Under
Annuity Option 4-Unit Refund Life Annuity
For Separate Account C (Tax Tamer I only)

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable =	A	- (CxD), if	A	is greater than CxD
	B		B

Where:

A =	The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
	Assume	=	$20,000.00

B =	The Annuity Unit Value at the Annuity Commencement Date.
	Assume	=	$1.08353012

C =	The number of Annuity Units represented by each payment made.
	Assume	=	116.61488844

D =	The total number of monthly Variable Annuity Payments made prior to the Annuitant’s death.
	Assume	=	30

Then the number of Annuity Units Payable:

$20,000.00	- (116.61488844 x 30)
$1.08353012

=	18,458.18554633 - 3,498.44665320

=	14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

9

APPENDIX III

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account C

Annuity Unit Value = A x B x C

Where:

A =	Annuity Unit Value of the immediately preceding Valuation Period.
	Assume	=	$1.10071211

B =	Net Investment Factor for the Valuation Period for which the Annuity
	Unit is being calculated.
	Assume	=	1.00083530

C =	A factor to neutralize the assumed interest rate of 3½% built into
	the Annuity Tables used.
	Daily factor equals	=	0.99990575

Then, the Annuity Value is:

$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account C

First Monthly Variable Annuity Payment =	A	x B
$1,000

Where:

A =	The Net Accumulated Value allocated to Separate Account C for the
	Business Day on or immediately preceding the seventh day
	before the Annuity Commencement Date.
	Assume	=	$20,000.00

B =	The Annuity purchase rate per $1,000 based upon the option
	selected, the sex and adjusted age of the Annuitant
	according to the Annuity Tables contained in the Contract.
	Assume	=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
$1,000
10

EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account C
Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:

A =	The dollar amount of the first monthly Variable Annuity Payment.
	Assume =	$128.00

B =	The Annuity Unit Value for the Business Day on or immediately
	preceding the seventh day before the Annuity Commencement Date.
	Assume =	$1.09763000

Then, the number of Annuity Units =	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account C

Second Monthly Variable Annuity Payment = A x B

Where:

A =	The Number of Annuity Units represented by each monthly Variable Annuity Payment.
	Assume =	116.61488844

B =	The Annuity Unit Value for the Business Day on or immediately
	preceding the seventh day before the date on which the
	second (or subsequent) Variable Annuity Payment is due.
	Assume =	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

11

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Financial Statements
December 31, 2014
(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C

Report of Independent Registered Public Accounting Firm
The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Variable Annuity Fund C:
We have audited the accompanying statement of assets and liabilities of each of the individual sub‑accounts disclosed in note 1 which comprise First Investors Life Variable Annuity Fund C (collectively, “Separate Account C”), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of Separate Account C’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agent of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub‑accounts which comprise Separate Account C as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

March 30, 2015

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Assets and Liabilities
December 31, 2014

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Limited Duration High Quality Bond	Opportunity	Total Return	Equity Income	Target Maturity 2015
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$4,239,252	$24,323,928	$122,122,026	$43,255,561	$27,305,972	$10,869,807	$12,976,475	$25,001,805	$794,781	$6,565,800	$6,902,226	$31,436,888	$5,971,944
Liabilities:
Payable to First Investors
Life Insurance Company	3,281	20,343	102,066	35,916	23,208	9,028	10,858	20,825	523	5,298	5,588	26,052	5,005
Net assets	4,235,971	24,303,585	122,019,960	43,219,645	27,282,764	10,860,779	12,965,617	24,980,980	794,258	6,560,502	6,896,638	31,410,836	5,966,939
Net assets represented by contracts in accumulation period	$4,235,971	$24,303,585	$122,019,960	$43,219,645	$27,282,764	$10,860,779	$12,965,617	$24,980,980	$794,258	$6,560,502	$6,896,638	$31,410,836	$5,966,939

See accompanying notes to financial statements
2

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Operations
Year ended December 31, 2014

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government	Investment Grade	Limited Duration High Quality Bond	Opportunity	Total Return	Equity Income	Target Maturity 2015
Investment income:
Income:
Dividends	$—	$1,288,744	$1,423,710	$199,569	$310,925	$32,738	$338,616	$996,963	$—	$—	$3,948	$491,061	$293,967

Expenses:
Mortality and expense risks (note 5)	34,061	244,900	1,205,270	423,315	280,659	96,893	130,783	246,013	1,122	49,639	49,454	296,887	61,576
Administrative charges (note 5)	27	3,659	7,716	3,642	2,485	2,049	1,657	3,141	13	1,325	1,106	2,469	402
Total expenses	34,088	248,559	1,212,986	426,957	283,144	98,942	132,440	249,154	1,135	50,964	50,560	299,356	61,978
Net investment income (loss)	(34,088)	1,040,185	210,724	(227,388)	27,781	(66,204)	206,176	747,809	(1,135)	(50,964)	(46,612)	191,705	231,989

Realized gain on investments:
Realized gain distributions	—	—	790,214	7,147,043	—	10,678	—	—	—	2,034	—	1,197,957	117,399
Realized gain (loss) on investments	—	(35,025)	3,512,458	708,952	308,392	264,427	(43,360)	27,959	(121)	13,019	17,154	600,200	(45,538)
Realized gains (losses)	—	(35,025)	4,302,672	7,855,995	308,392	275,105	(43,360)	27,959	(121)	15,053	17,154	1,798,157	71,861

Change in unrealized appreciation (depreciation) on investments	—	(1,046,663)	3,181,230	(5,479,765)	63,086	942,874	100,708	373,312	(5,066)	292,440	272,863	77,700	(366,279)

Net increase (decrease) in net assets resulting from operations	$(34,088)	$(41,503)	$7,694,626	$2,148,842	$399,259	$1,151,775	$263,524	$1,149,080	$(6,322)	$256,529	$243,405	$2,067,562	$(62,429)

See accompanying notes to financial statements

3

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013

	Cash Management		Fund for Income		Growth and Income		Special Situations		International		Select Growth
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(34,088)	$(39,748)	$1,040,185	$1,031,727	$210,724	$635,689	$(227,388)	$(18,429)	$27,781	$83,432	$(66,204)	$(43,401)
Realized gain distributions	—	—	—	—	790,214	—	7,147,043	1,693,609	—	—	10,678	—
Realized gain (loss) on investments	—	—	(35,025)	(37,019)	3,512,458	2,249,052	708,952	965,831	308,392	209,880	264,427	148,165
Change in unrealized appreciation (depreciation) on investments	—	—	(1,046,663)	214,035	3,181,230	30,965,689	(5,479,765)	7,272,368	63,086	1,180,805	942,874	2,057,668
Net increase (decrease) in net assets resulting from operations	(34,088)	(39,748)	(41,503)	1,208,743	7,694,626	33,850,430	2,148,842	9,913,379	399,259	1,474,117	1,151,775	2,162,432

From contract transactions:
Net insurance premiums from contract owners	1,033,400	(1,251,107)	1,743,340	3,433,825	3,876,155	4,893,077	1,829,028	2,067,162	1,235,087	2,000,361	1,360,134	1,322,177
Transfers between sub-accounts	153,346	94,776	408,890	735,719	(1,640,147)	(2,055,303)	(256,458)	(748,107)	(160,550)	176,293	(186,031)	(116,760)
Transfers for contract benefits and terminations	(620,554)	(568,629)	(1,647,342)	(1,655,987)	(10,080,143)	(9,943,632)	(3,052,802)	(3,261,646)	(1,902,938)	(2,117,612)	(610,662)	(506,882)

Increase (decrease) in net assets derived from contract transactions	566,192	(1,724,960)	504,888	2,513,557	(7,844,135)	(7,105,858)	(1,480,232)	(1,942,591)	(828,401)	59,042	563,441	698,535
Net increase (decrease) in net assets	532,104	(1,764,708)	463,385	3,722,300	(149,509)	26,744,572	668,610	7,970,788	(429,142)	1,533,159	1,715,216	2,860,967
Net assets:
Beginning of year	3,703,867	5,468,575	23,840,200	20,117,900	122,169,469	95,424,897	42,551,035	34,580,247	27,711,906	26,178,747	9,145,563	6,284,596
End of year	$4,235,971	$3,703,867	$24,303,585	$23,840,200	$122,019,960	$122,169,469	$43,219,645	$42,551,035	$27,282,764	$27,711,906	$10,860,779	$9,145,563

(Continued)
4

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statements of Changes in Net Assets
Years ended December 31, 2014 and 2013

	Government		Investment Grade		Limited Duration High Quality Bond		Opportunity		Total Return		Equity Income		Target Maturity 2015
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$206,176	$233,808	$747,809	$718,756	$(1,135)	$—	$(50,964)	$(14,321)	$(46,612)	$(18,929)	$191,705	$266,401	$231,989	$250,041
Realized gain distributions	—	—	—	—	—	—	2,034	—	—	—	1,197,957	—	117,399	102,597
Realized gain (loss) on investments	(43,360)	(27,022)	27,959	50,491	(121)	—	13,019	2,380	17,154	9,906	600,200	662,204	(45,538)	(7,011)
Change in unrealized appreciation (depreciation) on investments	100,708	(701,347)	373,312	(1,220,339)	(5,066)	—	292,440	463,869	272,863	259,238	77,700	5,694,164	(366,279)	(429,810)
Net increase (decrease) in net assets resulting from operations	263,524	(494,561)	1,149,080	(451,092)	(6,322)	—	256,529	451,928	243,405	250,215	2,067,562	6,622,769	(62,429)	(84,183)
From contract transactions:
Net insurance premiums from contract owners	469,984	808,849	1,347,044	2,223,479	446,937	—	2,251,392	2,325,250	2,698,479	1,966,580	2,394,229	1,817,867	27,300	127,092
Transfers between sub-accounts	56,373	(123,326)	51,154	(22,657)	356,034	—	406,415	968,236	733,700	1,166,646	(30,539)	(167,721)	97,159	(140,063)
Transfers for contract benefits and terminations	(1,229,485)	(1,372,734)	(1,659,475)	(2,182,340)	(2,391)	—	(85,821)	(14,729)	(117,997)	(44,390)	(1,959,768)	(2,155,206)	(664,320)	(836,579)

Increase (decrease) in net assets derived from Contract transactions	(703,128)	(687,211)	(261,277)	18,482	800,580	—	2,571,986	3,278,757	3,314,182	3,088,836	403,922	(505,060)	(539,861)	(849,550)
Net increase (decrease) in net assets	(439,604)	(1,181,772)	887,803	(432,610)	794,258	—	2,828,515	3,730,685	3,557,587	3,339,051	2,471,484	6,117,709	(602,290)	(933,733)
Net assets:
Beginning of year	13,405,221	14,586,993	24,093,177	24,525,787	—	—	3,731,987	1,302	3,339,051	—	28,939,352	22,821,643	6,569,229	7,502,962
End of year	$12,965,617	$13,405,221	$24,980,980	$24,093,177	$794,258	$—	$6,560,502	$3,731,987	$6,896,638	$3,339,051	$31,410,836	$28,939,352	$5,966,939	$6,569,229

See accompanying notes to financial statements
5

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014
(1)	Organization
First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account C have been used to purchase shares of First Investors Life Series Funds (the Funds), an open‑end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub‑accounts that comprise Separate Account C and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Total Return, Equity Income, and Target Maturity 2015.
The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. There were no transactions in the Total Return Fund sub-account in 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.
FIL offers two variable annuity contracts through Separate Account C, referred to as Tax Tamer I and First Choice Variable Deferred Annuity. Tax Tamer I is no longer available for sale.
(2)	Significant Accounting Practices
(a)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(b)	Subsequent Events
Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 30, 2015, have been evaluated in the preparation of the financial statements.
(c)	Investments
Shares of the Funds held by each of the sub-accounts of Separate Account C are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.
(Continued)
6

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014

(d)	Investment Income
Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.
(e)	Federal Income Taxes
Separate Account C is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C.
(3)	Investments
Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB), and consist of the following at December 31, 2014:
	Shares	Net asset value	Market value	Cost
First Investors Life Series Fund:
Cash Management	4,239,252	$1.00	$4,239,252	$4,239,252
Fund for Income	3,724,175	$6.53	$24,323,928	$25,451,948
Growth and Income	2,574,542	$47.43	$122,122,026	$78,510,817
Special Situations	1,263,863	$34.22	$43,255,561	$33,964,140
International	1,307,881	$20.88	$27,305,972	$23,813,956
Select Growth	757,983	$14.34	$10,869,807	$7,161,710
Government	1,304,733	$9.95	$12,976,475	$13,252,431
Investment Grade	2,232,312	$11.20	$25,001,805	$24,303,660
Limited Duration High Quality Bond	81,621	$9.74	$794,781	$799,847
Opportunity	441,314	$14.88	$6,565,800	$5,809,470
Total Return	561,369	$12.30	$6,902,227	$6,370,126
Equity Income	1,476,662	$21.29	$31,436,888	$21,601,367
Target Maturity 2015	436,912	$13.67	$5,971,944	$6,423,491
(Continued)
7

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2014 were as follows:
	Purchases	Sales
Cash Management	$1,186,746	$654,739
Fund for Income	$3,440,973	$1,895,262
Growth and Income	$6,090,079	$12,931,681
Special Situations	$9,175,640	$3,735,128
International	$1,546,012	$2,346,323
Select Growth	$1,403,549	$894,125
Government	$864,973	$1,362,265
Investment Grade	$2,395,161	$1,907,808
Limited Duration High Quality Bond	$802,971	$3,003
Opportunity	$2,659,842	$134,283
Total Return	$3,436,127	$165,678
Equity Income	$4,083,248	$2,287,392
Target Maturity 2015	$535,826	$726,798
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB. The three levels of inputs are described below:
Level 1 –unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account C has the ability to access.
Level 2 –observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account C’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2014 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds. Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments, and sufficient
(Continued)
8

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014

transaction volume exists. In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2014.
(4)	Changes in Units
The changes in units outstanding for the years ended December 31, 2014 and 2013 were as follows:
	2014			2013
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Cash Management	831,819	(794,266)	37,553	896,826	(1,007,081)	(110,255)
Fund for Income	38,948	(28,628)	10,320	75,721	(21,711)	54,010
Growth and Income	17,801	(112,058)	(94,257)	28,882	(128,896)	(100,014)
Special Situations	17,864	(36,492)	(18,628)	19,025	(47,277)	(28,252)
International	23,020	(41,238)	(18,218)	42,952	(41,022)	1,930
Select Growth	105,692	(61,398)	44,294	133,341	(59,473)	73,868
Government	25,735	(54,213)	(28,478)	36,532	(64,393)	(27,861)
Investment Grade	42,282	(51,206)	(8,924)	77,563	(77,230)	333
Limited Duration High Quality Bond	83,508	(1,535)	81,973	—	—	—
Opportunity	188,431	(6,421)	182,010	269,228	(1,564)	267,664
Total Return	290,885	(9,284)	281,601	310,085	(19,621)	290,464
Equity Income	64,885	(52,467)	12,418	66,049	(84,165)	(18,116)
Target Maturity 2015	20,593	(45,242)	(24,649)	7,654	(45,467)	(37,813)
(5)	Mortality and Expense Risks and Deductions
In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. This deduction is assessed through a reduction of unit values. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through a redemption of units. There was no deduction under this provision during 2014.
An annual contract maintenance charge of $35 is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.
Effective June 1, 2010 the Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 8% of the value of the Accumulation Units surrendered.
(Continued)
9

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014

(6)	Financial Highlights Table
	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%)[1]	Expense ratio (%) [2]	Total return (%) [3]
Cash Management:
December 31:
2014	279,108	15.144	4,236	—	1.00	(1.00)
2013	241,555	15.296	3,704	—	1.00	(1.00)
2012	351,809	15.450	5,469	—	1.00	(1.00)
2011	369,425	15.606	5,799	—	1.00	(1.00)
2010	383,776	15.763	6,055	—	1.00	(1.00)

Fund for Income:
December 31:
2014	507,831	47.846	24,304	5.25	1.00	(0.21)
2013	497,511	47.947	23,840	5.69	1.00	5.81
2012	443,502	45.313	20,118	6.21	1.00	12.38
2011	399,663	40.322	16,127	6.68	1.00	4.61
2010	350,639	38.547	13,525	7.66	1.00	12.58

Growth and Income:
December 31:
2014	1,407,133	86.682	122,020	1.18	1.00	6.57
2013	1,501,389	81.335	122,169	1.58	1.00	36.68
2012	1,601,403	59.506	95,425	1.41	1.00	16.28
2011	1,711,970	51.173	87,725	1.64	1.00	1.35
2010	1,108,848	50.493	56,053	1.11	1.00	15.03

Special Situations:
December 31:
2014	514,865	83.905	43,220	0.47	1.00	5.24
2013	533,493	79.728	42,551	0.95	1.00	29.58
2012	561,745	61.529	34,580	0.58	1.00	8.91
2011	575,022	56.494	32,501	0.50	1.00	1.23
2010	583,423	55.810	32,585	0.87	1.00	25.31

International:
December 31:
2014	623,702	43.736	27,283	1.10	1.00	1.37
2013	641,920	43.146	27,712	1.31	1.00	5.71
2012	639,990	40.816	26,179	1.51	1.00	19.64
2011	668,685	34.115	22,855	2.14	1.00	(0.36)
2010	692,380	34.238	23,754	—	1.00	12.32

Select Growth:
December 31:
2014	827,821	13.114	10,861	0.33	1.00	12.40
2013	783,527	11.667	9,146	0.46	1.00	31.82
2012	709,659	8.851	6,285	0.05	1.00	12.17
2011	531,020	7.890	4,191	0.12	1.00	4.21
2010	331,457	7.572	2,509	0.18	1.00	19.90
(Continued)
10

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014
	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) [1]	Expense ratio (%) [2]	Total return (%) [3]
Government:
December 31:
2014	518,715	25.003	12,966	2.60	1.00	2.11
2013	547,193	24.485	13,405	2.70	1.00	(3.44)
2012	575,054	25.359	14,587	2.85	1.00	0.93
2011	514,969	25.125	12,938	3.41	1.00	4.36
2010	513,782	24.075	12,369	3.89	1.00	3.78

Investment Grade:
December 31:
2014	810,417	30.815	24,981	4.05	1.00	4.80
2013	819,341	29.403	24,093	3.99	1.00	(1.79)
2012	819,008	29.938	24,526	3.95	1.00	10.12
2011	712,064	27.185	19,369	4.49	1.00	5.17
2010	639,189	25.849	16,522	4.81	1.00	8.17

Limited Duration High
Quality Bond: [4]
December 31:
2014	81,973	9.691	794	—	1.00	(3.09)

Opportunity: [4]
December 31:
2014	449,804	14.587	6,561	—	1.00	4.68
2013	267,794	13.935	3,732	—	1.00	38.57
2012	130	10.056	1	—	1.00	0.56

Total Return: [4]
December 31:
2014	572,065	12.065	6,897	0.08	1.00	4.91
2013	290,463	11.500	3,339	—	1.00	15.86
2012	—	9.926	—	—	1.00	(0.74)

Equity Income:
December 31:
2014	969,259	32.399	31,411	1.64	1.00	7.18
2013	956,841	30.229	28,939	2.01	1.00	29.23
2012	974,957	23.392	22,822	1.87	1.00	10.09
2011	997,802	21.248	21,211	2.09	1.00	0.52
2010	1,064,610	21.138	22,517	2.17	1.00	13.19

Target Maturity 2015
December 31:
2014	274,106	21.742	5,967	4.79	1.00	(0.97)
2013	298,755	21.955	6,569	4.60	1.00	(1.19)
2012	336,569	22.219	7,503	4.07	1.00	(0.17)
2011	350,601	22.256	7,828	3.95	1.00	6.07
2010	365,686	20.982	7,696	3.88	1.00	7.50
(Continued)
11

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Notes to Financial Statements
December 31, 2014

[1]	These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.
[2]	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.
[3]	These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
[4]	The Total Return Fund and the Opportunity Fund were launched on December 17, 2012. There were no transactions in the Total Return sub-account in 2012. The total return for the Opportunity Fund sub-account for 2012 was calculated for the period December 17, 2012 to December 31, 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond Fund was calculated for the period July 1, 2014 to December 31, 2014.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying financial highlights in Note 6 of the financial statements of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Variable Annuity Fund C (collectively, “Separate Account  C”), for the year ended December 31, 2010.   These financial highlights are the responsibility of the Company's management.   Our responsibility is to express an opinion on these financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   We were not engaged to perform an audit of Separate Account C’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account C’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial highlights of each of the individual sub-accounts which comprise Separate Account C for the year ended December 31, 2010, present fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY
Statutory Financial Statements
December 31, 2014, 2013 and 2012
(With Independent Auditors’ Report)

FIRST INVESTORS LIFE INSURANCE COMPANY

Independent Auditors’ Report

The Board of Directors
First Investors Life Insurance Company:
Report on the Financial Statements
We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2014 and 2013, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2014, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2014.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of First Investors Life Insurance Company as of December 31, 2014 and 2013, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2014, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplementary Schedule – Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

March 30, 2015

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2014 AND 2013
(in US dollars)
	2014	2013
ASSETS Cash and invested assets

Bonds, at amortized cost (fair value: 2014 - $475,546,634; 2013 - $359,235,930)	$454,352,123	$345,004,981
Cash and cash equivalents	30,842,180	18,850,668
Receivables for securities	-	8,438
Policy loans	89,134,868	82,134,010

Total Cash and Invested Assets	574,329,171	445,998,097

Deferred and uncollected premiums	4,156,741	3,682,233
Accrued investment income	8,800,847	7,318,556
Admitted deferred tax assets	4,568,000	4,612,000
Current income tax recoverable	754,838	1,137,963
Other assets	425,136	348,607

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	593,034,733	463,097,456

Separate accounts assets	1,259,735,751	1,178,349,233

TOTAL ADMITTED ASSETS	$1,852,770,484	$1,641,446,689

LIABILITIES AND CAPITAL SURPLUS

LIABILITIES
Life and accident and health reserves	$261,769,743	$244,167,231
Annuity reserves	265,739,029	160,765,409
Claims and other contract liabilities	11,027,293	11,390,958
Interest Maintenance Reserve	1,572,907	1,463,965
Asset Valuation Reserve	2,524,431	2,014,985
Accounts payable and accrued liabilities	9,012,333	4,176,639
Net transfers due from separate accounts	(17,310,527)	(12,695,482)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	534,335,209	411,283,705

Separate account liabilities	1,259,735,751	1,178,349,233

TOTAL LIABILITIES	1,794,070,960	1,589,632,938

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	49,665,182	42,779,409

TOTAL CAPITAL AND SURPLUS	58,699,524	51,813,751

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,852,770,484	$1,641,446,689
See accompanying notes to statutory financial statements.
3

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

REVENUES
Premiums and annuity considerations	$240,357,138	$182,054,688	$126,596,628
Investment income	21,444,609	18,353,926	16,972,883
Amortization of interest maintenance reserve	701,720	661,980	596,710
Income from fees associated with investment management, administration & contract guarantees from separate accounts	10,414,793	8,748,607	7,640,369
Other income	251,986	204,539	207,586

TOTAL REVENUES	273,170,246	210,023,740	152,014,176

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	88,303,446	89,518,178	85,902,743
Increase in life and annuity reserves	122,576,132	69,770,848	44,952,396
Net transfers to (from) separate accounts	15,699,932	8,011,495	(16,675,633)
Commissions and expenses allowances	17,914,864	13,249,915	10,014,724
Operating expenses	16,417,472	15,625,562	13,404,633

TOTAL BENEFITS AND EXPENSES	260,911,846	196,175,998	137,598,863

Net gain from operations before dividends to policyholders and federal income taxes	12,258,400	13,847,742	14,415,313
Dividends to policyholders	767,347	925,700	809,050

Net gain from operations before federal income taxes	11,491,053	12,922,042	13,606,263
Federal income taxes	3,515,512	3,068,355	3,311,512

NET GAIN FROM OPERATIONS	7,975,541	9,853,687	10,294,751
Net realized capital losses, net of transfers to IMR and net of taxes	-	-	-

NET INCOME	$7,975,541	$9,853,687	$10,294,751

See accompanying notes to statutory financial statements.
4

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

BALANCE AT BEGINNING OF YEAR	$51,813,751	$46,525,396	$36,537,135
Net income	7,975,541	9,853,687	10,294,751
Change in unrealized gain (loss) on investments	-	4,223	(4,873)
Change in Asset Valuation Reserve	(509,446)	(375,618)	(320,349)
Change in non-admitted assets	(1,933,563)	(498,935)	315,606
Change in net deferred income taxes	1,353,241	53,998	(7,581)
Change in accounting principle	-	-	2,460,707
Dividends to stockholders	-	(3,749,000)	(2,750,000)

BALANCE AT END OF YEAR	$58,699,524	$51,813,751	$46,525,396

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012
(in US dollars)

	2014	2013	2012

Cash flows from operating activities:
Premiums and other insurance amounts received	$239,988,360	$181,711,154	$126,669,195
Investment income received	24,641,642	21,354,771	18,596,294
Other receipts	10,666,779	8,953,146	7,847,955
Benefits and contract liabilities paid	(90,018,736)	(90,084,972)	(88,279,260)
Commissions and general expenses paid	(38,182,390)	(31,459,391)	26,742,790)
Net transfers to separate accounts	(20,314,977)	(12,005,464)	15,912,249
Net cash provided by operating activities	126,780,678	78,469,244	54,003,643
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	48,561,324	33,336,022	33,166,352
Purchase of investments securities	(156,196,871)	(92,810,870)	(80,936,428)
Purchase of furniture, equipment and other assets	(152,761)	(270,980)	-
Net increase in policy loans	(7,000,858)	(6,008,552)	(3,312,779)
Net cash provided by (used for) investing activities	(114,789,166)	(65,754,380)	(51,082,855)
Cash flows from financing activities:
Dividends paid	-	(3,749,000)	(2,750,000)
Net cash used for financing activities	-	(3,749,000)	(2,750,000)

Net increase (decrease) in cash and short term investments	11,991,512	8,965,864	170,788
Cash and short term investments:
Beginning of year	18,850,668	9,884,804	9,714,016
End of year	$30,842,180	$18,850,668	$9,884,804

The company paid federal income tax of $3,550,000 in 2014, $2,488,300 in 2013 and $3,948,293 in 2012.

See accompanying notes to statutory financial statements.

6

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance. In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940. The principal affiliates of the Company are: First Investors Corporation (BrokerDealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. FICC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;
7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be availableforsale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R. In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus. In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets). Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(3)	Other Significant Accounting Practices

	(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(b)	Bonds

Bonds are reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.

	(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (FASB). Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

●
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost. These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $88,631, $41,844, and $46,367 was included in net income for 2014, 2013 and 2012, respectively. Depreciation of leasehold improvements of $0, $0, and $26,598 was included in net income for 2014, 2013 and 2012, respectively. All remaining leasehold improvements totaling $159,590 were written off in 2012.

(f)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 52% and 65% in 2014 and 2013, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in income in the same period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date. If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(o) Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, March 30, 2015, have been evaluated in the preparation of the financial statements.

(4)	Investments

Investment income for the years indicated consists of the following:

	2014	2013	2012
Interest on fixed maturities	$17,004,233	$14,108,106	$12,968,453
Interests on short term investments	9,472	4,448	3,642
Interest on policy loans	5,288,546	4,889,299	4,560,522
Total investment income	22,302,251	19,001,853	17,532,617
Investment expense	857,642	647,927	559,734
Net investment income	$21,444,609	$18,353,926	$16,972,883

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

No accrued investment income was excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2014, and 2013 are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2014:
U.S. Treasury securities and obligations of U.S. Gov't corps and agencies	$12,949,684	$700,840	$6,390	$13,644,134
Debt securities issued by states of the U.S.	46,815,508	4,092,973	1,461	50,907,020
Corporate debt securities	394,586,931	18,132,494	1,723,945	410,995,480
	$454,352,123	$22,926,307	$1,731,796	$475,546,634

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2013:
U.S. Treasury securities and obligations of U.S. Gov't corps and agencies	$15,052,987	$640,984	$13,536	$15,680,435
Debt securities issued by states of the U.S.	25,117,398	961,025	35,002	26,043,421
Corporate debt securities	304,834,596	14,691,998	2,014,520	317,512,074
	$345,004,981	$16,294,007	$2,063,058	$359,235,930

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	Decemer 31, 2014		December 31, 2013
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Less than 12 months	$24,243,248	$1,258,623	$79,182,025	$1,952,918
12 months or more	22,271,798	473,173	3,677,163	110,140
	46,515,046	1,731,796	82,859,188	2,063,058

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

The amortized cost and estimated fair value of bonds at December 31, 2014, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value

Due in one year or less	$9,234,736	$9,389,414
Due after one year through five years	171,673,765	182,823,170
Due after five years through ten years	192,460,636	196,164,727
Due after ten years	80,982,986	87,169,323
	$454,352,123	$475,546,634

Proceeds from sales of investments in bonds were $43,388,213, $33,335,975, and $31,361,287 in 2014, 2013 and 2012, respectively. Gross gains of $1,350,724 and gross losses of $121,744 were realized on those sales in 2014. Gross gains of $569,213 and gross losses of $217,213 were realized on those sales in 2013. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012. Realized gains (losses) transferred to the IMR were $810,662 in 2014, $232,351 in 2013, and $330,378 in 2012.

(5)	Fair Value of Financial Instruments

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	Level 1	Level 2	Level 3		Total fair value	Total carrying value
December 31, 2014
Bonds	$-	$475,546,634		$-	$475,546,634	$454,352,123
Cash, cash equivalents and short-term securities	30,842,180	-		-	30,842,180	30,842,180
Separate account assets	$1,259,735,751	-		-	1,259,735,751	1,259,735,751
	$1,290,577,931	475,546,634		-	1,766,124,565	1,744,930,054

December 31, 2013
Bonds	$-	$359,235,930		$-	$359,235,930	$345,004,981
Cash, cash equivalents and short-term securities	18,850,668	-		-	18,850,668	18,850,668
Separate account assets	1,178,349,233	-		-	1,178,349,233	1,178,349,233
	$1,197,199,901	$359,235,930	$		$1,556,435,831	$1,542,204,882

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2014 and 2013.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2014, 2013 and 2012, the Company charged operations $89,908, $93,491, and $88,036, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a) The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 55.0% of its net life insurance in force at both December 31, 2014 and 2013. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2014, 2013 and 2012, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2014, 2013 and 2012.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2014, 2013 and 2012, the Company paid approximately $2,648,231, $2,821,189, and $2,707,701, respectively, for these services. In addition, the Company paid an affiliate $18,965,976, $13,640,896, and $10,316,931 during 2014, 2013 and 2012, respectively for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.4% and 1.5% of individual life insurance in force at December 31, 2014 and 2013, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $49,665,182 and $42,779,409 at December 31, 2014 and 2013, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the NYDFS.

During 2014 and 2013 the Company paid ordinary dividends of $0 and $3,749,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2014 and 2013.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2014	2013
Unrealized gains (losses)	$-	$-
Nonadmitted assets	$5,164,213	$3,230,650
Asset valuation reserve	$2,524,431	$2,014,985
Deferred tax assets	$8,411,225	$7,057,984

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a prorata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2014 the Company has $157,389,718 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2014 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	550,702,638	66.73%
At book value	233,287,174	28.27%
Not subject to discretionary withdrawal	41,325,097	5.01%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	825,314,909	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$825,314,909	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2013 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	507,980,079	74.99%
At book value	153,104,087	22.60%
Not subject to discretionary withdrawal	16,304,684	2.41%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	677,388,850	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$677,388,850	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2014 were:

	Gross	Net	Loading
Type:
Ordinary new business	$370,033	$273,341	$96,692
Ordinary renewal	2,769,819	3,883,400	(1,113,581)
Total	$3,139,852	$4,156,741	$(1,016,889)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2013 were:

	Gross	Net	Loading
Type:
Ordinary new business	$391,969	$294,492	$97,477
Ordinary renewal	2,600,361	3,387,741	(787,379)
Total	$2,992,330	$3,682,233	$(689,902)

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)
(13)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries. Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $554,000,000 and $507,000,000 and was held in separate accounts at December 31, 2014 and 2013, respectively. The net amount at risk associated with these guarantees was approximately $559,000 and $614,000 at December 31, 2014 and 2013, respectively.

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2014 and separate account reserves at December 31, 2014.

	Variable life	Annuities variable	Total
Premiums and considerations	$35,902,739	$64,845,123	$100,747,862
Reserves at December 31, 2014:
With assets at market value	$691,209,333	$550,702,637	$1,241,911,970
Subject to discretionary withdrawal at market value	$691,209,333	$550,702,637	$1,241,911,970

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2014	2013
Transfers to separate accounts as contained in the annual statement of the separate accounts	$100,747,862	$95,570,408
Transfers from separate accounts as contained in the annual statement of the separate accounts	95,458,117	96,254,583
	5,289,745	(684,175)
Reconciling items:
Other	(4,606)	(52,937)
	$5,285,139	$(737,112)

(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Tax years of 2011 through 2013 can be subject to federal, state or local examination by taxing authorities. However, there are currently no exams being conducted for any tax year.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2014 Ordinary	2013 Ordinary	Change Ordinary
Total gross deferred tax assets	$8,548,000	$7,153,000	$1,395,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	8,548,000	7,153,000	1,395,000
Deferred tax assets nonadmitted	(3,843,225)	(2,445,984)	(1,397,241)
Subtotal net admitted deferred tax assets	4,704,775	4,707,016	(2,241)
Deferred tax liabilities	(136,775)	(95,016)	(41,759)
Net admitted deferred tax assets	$4,568,000	$4,612,000	$(44,000)

The amount of deferred tax assets admitted at December 31, 2014 and 2013 and changes thereon are as follows:

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	2014 Ordinary	2013 Ordinary	Change Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,568,000	$4,612,000	$(44,000)
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	136,775	95,016	41,759
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,704,775	4,707,016	$(2,241)

The ratios used for the threshold limitation for 11.b. above are as follows:

	2014	2013

Ratio percentage used to determine recovery period and threshold limitation amount	$938%	$1084%
Amount of adjusted capital surplus used to determine recovery period threshold limitation	$56,984,927	$49,628,017

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2014	2013	Change
Deferred tax assets:
Policyholder dividend provision	$230,000	$288,000	$(58,000)
Deferred acquisition costs	5,509,000	5,283,000	226,000
Reserves	2,464,000	1,182,000	1,282,000
Deferred compensation	264,000	343,000	(79,000)
Other	81,000	57,000	24,000
	8,548,000	7,153,000	1,395,000
Nonadmitted deferred tax assets	(3,843,225)	(2,445,984)	(1,397,241)
	4,704,775	4,707,016	(2,241)
Deferred tax liabilities:
Depreciation	68,000	55,000	13,000
Bond discount	68,775	40,016	28,759
Net admitted deferred taxes	$4,568,000	$4,612,000	$(44,000)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2014	2013	Change
Total deferred tax assets	$8,548,000	$7,153,000	$1,395,000
Total deferred tax liabilities	(136,775)	(95,016)	(41,759)
Net deferred tax assets (liabilities)	8,411,225	7,057,984	1,353,241
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$8,411,225	$7,057,984	$1,353,241

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2014			2013
	Amount	Tax effect 35%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$11,491,053	4,021,869	35%	$12,922,042	4,522,715	35%
Dividends received deduction	(4,431,114)	(1,550,890)	(13)%	(3,563,964)	(1,247,387)	(10)%
Other	(882,024)	(308,708)	(3)%	(745,632)	(260,971)	(2)%
Total	$6,177,915	2,162,271	19%	$8,612,446	3,014,357	23%

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2014, 2013 and 2012
(in US Dollars)

	2012
	Amount	Tax effect 35%	Tax Rate
Income before taxes	$13,606,263	4,762,192	35%
Dividends received deduction	(2,918,201)	(1,021,370)	(8)%
Other	(1,204,939)	(421,729)	(3)%
Total	$9,483,123	3,319,093	24%

	2014	2013	2012
Federal income taxes incurred	$3,515,512	$3,068,355	$3,311,512
Change in net deferred income tax assets	(1,353,241)	(53,998)	7,581
Total tax provision	$2,162,271	3,014,357	3,319,093

Effective rate	19%	23%	24%

Federal income taxes incurred for the years ended December 31, 2014, 2013 and 2012 that are available for recoupment in the event of future net losses are $3,867,644, $3,139,714, and $3,478,051, respectively.

There has been no benefit recorded at December 31, 2014 and 2013 that relates to an uncertain tax position. There are no deposits at December 31, 2014 and 2013 admitted under Section 6603 of the Internal Revenue Code.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY
Supplementary Schedule - Reinsurance
December 31, 2014, 2013 and 2012
(in US Dollars)
The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross Amount	Reinsurance Ceded	Net Amount

2014	$10,990,824	$6,084,292	$4,906,532
2013	$10,343,202	$5,733,919	$4,609,283

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2014

Life insurance	$70,904,483	$5,893,148	$65,011,335
Annuity	175,342,211	-	175,342,211
Supplementary contracts	-	-	-
Accident and health	3,592	-	3,592
	$246,250,286	$5,893,148	$240,357,138

2013

Life insurance	$69,448,396	$5,292,976	$64,155,420
Annuity	117,894,878	-	117,894,878
Supplementary contracts	-	-	-
Accident and health	4,390	-	4,390
	$187,347,664	$5,292,976	$182,054,688

2012

Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

26

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

PART C: OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

The financial statements for the period ended December 31, 2014 for First Investors Life Insurance Company and First Investors Life Variable Annuity Fund C are included in Part B of this Registration Statement.

(b)	Exhibits:
1.	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account C. /1/
2.	Not applicable.
3.	Distribution Contracts:
(a)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund C and First Investors Corporation. /4/
(b)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers. /1/
4.	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account C. /2/
5.	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contracts provided in response to (4) above. /2/
6.	(a)	(1)	Declaration of Intention and Charter of First Investors Life
(2)	Certificate of Amendment. /1/
(3)	Certificate of Amendment. /1/
(4)	Certificate of Amendment. /1/
(5)	Certificate of Amendment. /1/
(b)	By‑laws of First Investors Life Insurance Company. /1
7.	Not applicable
8.	Not applicable.
9.	Opinion and consent of counsel. /3/
10.	(a) Consents of Independent Public Accountants. /6/
(b) Exemptive Order. /1/
11.	Not applicable.
12.	Not applicable.
13.	(a) Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon and Loretta McCarthy. /5/
(b) Powers of Attorney for Anthony M. Garcia. /6/

________________________
/1/	Incorporated herein by reference to Post-Effective Amendment No. 10 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on March 15, 2010.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on May 14, 2010.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 28, 2011.
/5/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Separate Account E on March 14, 2014 (File Nos. 333-191937; 811-21742).
/6/	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with First Investors Life Insurance Company

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon Raritan Plaza 1 Edison, NJ 08837	Senior Vice President and Comptroller

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Anthony M. Garcia	Director

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus Raritan Plaza 1 Edison, NJ 08837	Chairman and Director

Martha E. Marcon	Director

Loretta McCarthy	Director

Glen Mueller Raritan Plaza 1 Edison, NJ 08837	Vice President and Chief Underwriter

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company. First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company. Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York). Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York). Ownership: 100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York). Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Advisory Services, LLC (Delaware). Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society. The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant. Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

*The organizational chart below is current as of January 20, 2015.

Item 27.	Number of Contractowners

As of February 28, 2015, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund C was 6,443.

Item 28.	Indemnification

Article V of the By‑Laws of First Investors Life Insurance Company provides as follows:

Section 5.6 Indemnification of Directors, Officers and Employees. Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York. The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section. The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities. The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 2.	Principal Underwriter

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds

First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with First Investors Corporation

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman and Director

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c)  Not Applicable.

Item 30.	Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

Registrant hereby makes the following undertakings:

(a)
An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Contracts. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contract, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 41 (“Amendment”) to its Registration Statement on Form N-4 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus, Falcon and Gannon), on this 28th day of April, 2015.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C (Registrant)
BY:	FIRST INVESTORS LIFE INSURANCE COMPANY
	/s/ Carol E. Springsteen	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen
Carol E. Springsteen	President and Director	April 28, 2015

/s/ William M. Lipkus
William M. Lipkus	Chairman and Director	April 28, 2015

/s/ Francis X. Gannon
Francis X. Gannon	Chief Financial Officer and Treasurer	April 28, 2015

/s/ Lawrence M. Falcon
Lawrence M. Falcon	Senior Vice President and Comptroller	April 28, 2015

/s/ William H. Drinkwater
William H. Drinkwater	Senior Vice President and Chief Actuary	April 28, 2015

/s/ Craig D. Cloyed
Craig D. Cloyed*	Director	April 28, 2015

/s/ Anthony M. Garcia
Anthony M. Garcia*	Director	April 28, 2015

/s/ Steven Guterman
Steven Guterman*	Director	April 28, 2015

/s/ Martha E. Marcon
Martha E. Marcon*	Director	April 28, 2015

/s/ Loretta McCarthy
Loretta McCarthy*	Director	April 28, 2015

*By:	/s/ Carol E. Springsteen	April 28, 2015
Carol E. Springsteen (Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit Number	Description

24(b)(10)(a)	Consents of Independent Public Accountants
24(b)(13)(b)	Powers of Attorney for Anthony M. Garcia